Supplement Dated September 1, 2022
To The Initial Summary Prospectuses Dated April 25, 2022 For

ELITE ACCESS II®, JACKSON ADVANTAGE®, JACKSON RETIREMENT INVESTMENT ANNUITYSM,
PERSPECTIVE II®, PERSPECTIVE ADVISORY II®, and RETIREMENT LATITUDES®
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITIES, and
ELITE ACCESS ADVISORY II® FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account - I

This supplement updates the above-referenced initial summary prospectuses. Please read and keep it together with your initial summary prospectus for future reference. To obtain an additional copy of an initial summary prospectus, please contact us at our Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-644-4565; www.jackson.com.

Effective September 1, 2022, the following changes have been made to "Appendix A: (Funds Available Under the Contract)" of your initial summary prospectus, in order to reflect recent sub-adviser changes:

➢    For the JNL/PPM America Floating Rate Income Fund, Fidelity Institutional Asset Management, LLC ("FIAM LLC") has been added as a sub-adviser.

➢    For the JNL/T. Rowe Price Short-Term Bond Fund, T. Rowe Price Hong Kong Limited and T. Rowe Price International Limited have been added as sub-sub-advisers.
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(To be used with JMV23537ISP 04/22, JMV21086ISP 04/22, JMV23538ISP 04/22, JMV25288ISP 04/22, JMV21451ISP 04/22, JMV18691ISP 04/22, and JMV21452ISP 04/22)

JFV101684 09/22